Exhibit 99.2

Pet Pointers, Inc.
dba McDonald Animal Veterinary Hospital
Balance Sheet
As of September 30, 2010
(unaudited)

ASSETS
Current Assets
Cash	$926
Officer Loan	35,233
Accounts Receivable	-
Prepaid Expenses	800
Total Current Assets	36,959

Property & Equipment (Net of Accumulated Depreciation)	371
Leasehold Improvements (Net of Accumulated Depreciation)	12,227
12,598
Other Assets
Loan to Shareholder	30,000

TOTAL ASSETS	$79,557

LIABILITES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	5,032
Bank Overdraft	16,745
Current Portion, Long Term Debt	7,247
Deferred Tax Liability	955
Accrued Expenses	31,359

Total Current Liabilities	61,338

Term Note Payable	71,290

TOTAL LIABILITIES	132,628

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock, stated value $1.00, authorized 1,000 shares,
issued and outstanding 1,000 shares at December 31, 2009 and 2008	1,000
Accumulated Deficit	(54,070)

Total Stockholders' Equity	(53,070)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	$79,557

The following notes are an integral part of these financial statements

Pet Pointers, Inc.
dba McDonald Animal Veterinary Hospital
Statement of Operations
For the 9 months ended September 30
(unaudited)

	2010	2009

REVENUES
Revenue	449,543	500,533
TOTAL REVENUE	449,543	500,533

Cost of Revenue	70,049	103,276

GROSS PROFIT	$379,494	$397,257

COSTS AND EXPENSES
Occupancy Cost	51,166	52,325
Consultants' Expenses	15,753	13,219
Miscellaneous Expenses
Other General and Administrative Expenses	303,170	304,500

Total Costs and Expenses	370,089	370,044

OPERATING LOSS	9,405	27,213

OTHER INCOME AND EXPENSE

Interest Income	900	452
Interest Expense	(5,889)	(7,717)
	4,416	19,948
LOSS BEFORE INCOME TAXES
Provision for Federal Income Taxes	(662)	(2,992)

NET INCOME (LOSS)	$3,754	$16,956

BASIC AND DILUTED EARNINGS (LOSS)
PER SHARE	$3.754	$16.95

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	1,000	1,000

The following notes are an integral part of these financial statements

Pet Pointers, Inc.
dba McDonald Animal Veterinary Hospital
Statement of Cash Flows
For the Nine Months Ended September 30
(unaudited)

	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES

Net Income (loss)	$3,754	$16,956
Increase (Decrease) in Accounts Payable	5,032
Increase (Decrease) in Bank Overdraft	(710)	553
(Increase) Decrease in Fixed Assets	-	(69)
Increase (Decrease) in Acc Depr	1,945	1,945
(Increase) Decrease in Officer Loan	-	225
(Increase) Decrease in Accounts Receivable		(4,655)
Increase (Decrease) in Deferred Tax Liability	662	2,992
Increase (Decrease) in Accrued Expenses	(5,899)	(4,158)
(Increase) Decrease in Prepaid Expenses	(800)	(800)

Net Cash Provided by (Used in) Operating Activities	3,984	12,989

CASH FLOWS FROM FINANCING ACTIVITIES

Increase (Decrease) in Notes Payable	(3,057)	(7,497)

Net Cash Provided by Financing Activities	(3,057)	(7,497)

Net Increase / (Decrease) in Cash	926	5,492

Cash at Beginning of Period	-	0

Cash at End of Period	$926	$5,492
SUPPLEMENTAL CASH FLOW INFORMATION

Interest Paid	$5,899	$7,717
Taxes Paid	$25,116	$25,456

The following notes are an integral part of these financial statements

PET POINTERS, INC.
dba McDONALD ANIMAL VETERINARY HOSPITAL

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2010

NOTE 1  ORGANIZATION

Pet Pointers, Inc. (dba McDonald Veterinary Hospital) (“the Company”) was incorporated in the State of California on July 16, 2004.   The Company was incorporated for the purpose of establishing a veterinary clinic.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Property & Equipment

Capital assets are stated at cost. Depreciation of equipment is provided over five years, and tenant improvements over estimated useful lives. Expenditures for maintenance and repairs are charged to expense as incurred.

Long-lived assets

Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset will not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows related to the long-lived assets.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred tax assets and liabilities are determined based on the difference between the tax basis of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments

Fair value is the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date.  A fair value hierarchy which requires an entity to maximize the use of observable inputs, where available. The following summarizes the three levels of inputs required by the standard that the Company uses to measure fair value:

-	Level 1: Quoted prices in active markets for identical assets or liabilities

-
Level 2:  Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.

-	Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying amounts of the Company’s financial instruments as of September 30 , 2010 were valued according to the following inputs:
	2010	2009
Officer Loan: Level 2	$35,233	$43,575
Loans to Shareholder: Level 2	30,000	30,000
Accounts Receivable: Level 2	-	5,082
	$65,233	$78,657

Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-01, amending SFAS No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.” This Standard codified in ASC 105 is being modified to include the authoritative and non-authoritative levels of GAAP. This amendment is effective for financial statements issued for interim and annual periods ending after September 15, 2009. ASU No. 2010-01 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In January 2010, the FASB issued ASU No. 2010-08, “Technical Corrections to various Topics.” This Standard is being updated to eliminate outdated or inconsistent GAAP standards and to clarify the Boards original intent mainly with regards to derivatives and hedging. This is effective for the first reporting period (including interim periods) beginning after issuance. ASU No. 2010-08 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

 In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements” related to ASC Topic 820-10.  This update requires new disclosures to; transfers in or out of Levels 1 and 2, activity in Level 3fair value measurements, Level of disaggregation, and disclosures about inputs and valuation techniques. This amendment will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. ASU No. 2010-06 has no impact on the Company’s results of operations, financial condition or cash flows.

In January, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. The standard amends ASC Topic 820, Fair Value Measurements and Disclosures to require additional disclosures related to transfers between levels in the hierarchy of fair value measurement. The standard does not change how fair values are measured. The standard is effective for interim and annual reporting periods beginning after December 15, 2009. As a result, it is effective for the Company in the first quarter of fiscal year 2010. The Company does not believe that the adoption of ASU 2010-06 will have a material impact on its financial statements.

In February 2010, the FASB issued ASU No. 2010-09, “Subsequent Events (ASC Topic 855), Amendments to Certain Recognition and Disclosure Requirements.” This Standard update requires a SEC Filer to (1) evaluate subsequent events through the date that the financial statements are issued or available to be issued, (2) defines “SEC Filer” as an entity that is required to file or furnish its financial statements with either the SEC or, with respect to an entity subject to Section 12(i) of the Securities Exchange Act of 1934, as amended, the appropriate agency under that Section, (3) not be bound to disclosing the date through which subsequent events have been evaluated, (4) note the definition of public entity is not longer defined nor necessary for Topic 855, (5) note the scope of the reissuance disclosure requirements is refined to include revised financial statements only. These Updates are effective for interim or annual periods ending after June 15, 2010. ASU No. 2010-09 has no effect on the Company’s financial position, statement of operations, or cash flows at this time.

Basic and Diluted Earnings Per Share

Net loss per share requires presentation of basic earnings per share and diluted earnings per share.  Basic income (loss) per share (“Basic EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share (“Diluted EPS”) are similarly calculated. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. As at September 30, 2010 and 2009, there were no potentially dilutive securities.

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations for the years ended September 30, 2010 and 2009:

	2010	2009
Numerator:
Basic and diluted net loss per share:
Net Income (Loss)	$3,754	$16,956
Denominator:
Basic and diluted weighted average
number of shares outstanding	1,000	1,000
Basic and Diluted Net Loss Per Share:	$3.74	$16.95

NOTE 3  LOAN TO SHAREHOLDER

2010	2009
$30,000	$30,000

On March 7, 2007 the Company loaned shareholder and president of the Company Gregory C. McDonald $30,000 on an unsecured promissory note at the rate of 4.5% requiring monthly interest payments of $112.50. The note is due in 60 months.

NOTE 4  NOTE PAYABLE

2010	2009
$78,537	$85,591

The Company issued a promissory note payable to a private party April 1, 2004 for $110,000, with interest at 10% and terms of repayment being monthly payments of $1,500 for 60 months.  The note requires a lump sum payment at the expiration of the term May 1, 2009.  In lieu of the lump sum payment, by agreement, monthly payments will continue until the note is retired January 1, 2016.

The note is secured by retirement assets of the Company president, Gregory C. McDonald and personal guarantee.
NOTE 5  UNCERTAINTY OF ABILITY TO CONTINUE AS A GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  However, the Company has incurred a cumulative loss of $54,070.

Recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn is dependent upon the Company’s ability to succeed in its future operations.  If the Company is unable to make it profitable, the Company could be forced to discontinue operations.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 6  RELATED PARTY TRANSACTIONS

Officer Loan

2010	2009
$35,233	$43,575

Officer loan carries no interest, is payable upon demand and is unsecured.

NOTE 7  COMMITMENTS AND CONTINGENCIES

The Company has the following financial commitment over the following five years:

Note Payable:

2011	$18,000
2012	18,000
2013	18,000
2014	18,000
2015	18,000
$90,000

NOTE 8  INCOME TAXES

A deferred tax liability of $527 was recorded on September 30, 2010 to account for book-tax differences in reported income.

NOTE 9  CAPITAL

As of December 31, 2009 and 2008 the Company had authorized 1,000 shares of common stock of stated value $1.00 per share, of which 1,000 shares were issued and outstanding at September 30, 2010 and 2009.

NOTE 10 LITIGATION

There were no legal proceedings against the Company with respect to matters arising in the ordinary course of business. Neither the Company nor any of its officers or directors is involved in any other litigation either as plaintiffs or defendants, and have no knowledge of any threatened or pending litigation against them or any of the officers or directors.

NOTE 11 SUBSEQUENT EVENTS

Events subsequent to September 30, 2010 have been evaluated through December 20 ,2010 the date these statements were available to be issued, to determine whether they should be disclosed to keep the financial statements from being misleading.

On December 17, 2010 the Company, Dr. Gregory McDonald (“McDonald”) and Entest Biomedical, Inc., (“Entest”)  a California corporation,  entered into an agreement to  sell and transfer to Entest  all the goodwill from McDonald and assets of the Company  except for cash and accounts receivables. (“Agreement”)

Total consideration for the assets and goodwill shall consist of

(a)	$70,000 cash,

(b)	that number of shares of Entest’s parent company’s publicly traded stock equal in value to $210,000 valued at the closing price per share as of January 2, 2011,

(c)	payment of $78,000 to be made to a creditor of the Company on behalf of the Company and McDonald to be paid in monthly installments of $1,500,

(d)	payment of $25,000 to be made to creditors of the Company on behalf of the Company and McDonald to be paid in monthly installments of $825,

(e)	payment of $50,000 on the first business day of the fourth month following the closing of the sale, and

(f)
payment of $70,000 to McDonald (“Earn Out”) upon completion of the first calendar year during which McDonald is employed by Entest in which the veterinary clinic  generates gross sales in excess of $700,000 to be paid in that number of shares of common stock of the Company’s publicly traded parent valued at the closing bid price of the trading day immediately prior to issuance.

The  terms and the conditions of the Agreement allocate the total consideration to be paid to the Company and McDonald as follows:

The Purchase Price shall be allocated among the Assets as follows:

Personal Property/Equipment (payable to the Company)	$ 20,000.00
Equipment used in the sale of taxable items (payable to the Company)	$ 1,000.00
Inventory (payable to the Company)	$ 7,000.00
Intangible Property/Goodwill (payable To McDonald)	$ 395,000.00
Covenant not to Compete (payable to the Company)	$ 10,000.00
Earn Out (payable to McDonald)	$70,000.00